UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2012

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ROTECH HEALTHCARE INC.
(Exact name of registrant as specified in its charter)
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Delaware	0-50940	03-0408870
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2600 Technology Drive, Suite 300, Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (407) 822-4600

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on June 26, 2012. The following matters were voted on at the Annual Meeting, with the number of votes cast for, against and abstentions, as applicable to each case, indicated next to such matter.

	For	Against	Abstain	Broker Non-Vote
1. Election of Directors
Arthur J. Reimers	6,839,921	2,098,784	1,925,465	8,750,609
Philip L. Carter	8,708,873	229,832	1,925,465	8,750,609
James H. Bloem	8,703,164	237,541	1,923,465	8,750,609
Nathaniel A. Gregory	8,695,273	112,207	2,056,690	8,750,609
Edward L. Kuntz	8,702,164	236,541	1,925,465	8,750,609

	For	Against	Abstain	Broker Non-Vote
2. Ratification of Deloitte & Touche LLP as the Company's independent registered public accounting firm	19,110,783	308,342	195,654	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTECH HEALTHCARE INC.

Dated June 27, 2012	By:	/s/ Rebecca L. Myers
Rebecca L. Myers
Secretary and Chief Legal Officer